Exhibit 99.3

Audited Financial Statements and
Consolidating Supplementary Information of

Galaxy Brands LLC and Subsidiary

for the Period from January 1, 2012 to December 31, 2012
With Report of Independent Auditors

[Letterhead of Hecht and Company, P.C.]

INDEPENDENT AUDITOR’S REPORT

To the Members of
Galaxy Brands LLC and Subsidiary

We have audited the accompanying consolidated financial statements of Galaxy Brands LLC and Subsidiary, which comprise the consolidated balance sheet as of December 31, 2012 and the related consolidated statements of operations, members’ equity and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Galaxy Brands LLC and Subsidiary as of December 31, 2012, and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Report on Consolidating Information

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The consolidating information in the schedules of consolidating balance sheet, statement of operations and operating expenses is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position and results of operations of the individual companies, and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the consolidating information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

/s/ Hecht and Company, P.C.

New York, New York
July 2, 2013

Galaxy Brands LLC and Subsidiary

Consolidated Balance Sheet
December 31, 2012

ASSETS
Current assets
Cash	$756,310
Accounts receivable, net	3,637,078
Inventory	94,746
Total current assets	4,488,134
Intangible asset	47,832,855
$52,320,989
LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Loan payable – bank – current maturities	$2,000,000
Notes payable – members	15,000,000
Due to member	445,373
Accrued expenses and other current liabilities	494,500
Total current liabilities	17,939,873
Loan payable – bank	13,000,000
Members’ equity	21,381,116
$52,320,989

The accompanying notes are an integral part of these consolidated financial statements.

Galaxy Brands LLC and Subsidiary

Consolidated Statement of Operations
For the Year Ended December 31, 2012

Sales	$7,376,693	100.9%
Less: returns, discounts and allowances	67,409	0.9
Net sales	7,309,284	100.0
Cost of goods sold	7,579,809	103.7
Gross loss	(270,525)	(3.7)
Royalty and advertising income	6,424,539	87.9
Income before operating expenses	6,154,014	84.2
Operating expenses	5,289,887	72.4
Operating income before interest	864,127	11.8
Interest
Interest – bank	275,717	3.8
Interest – members and others	2,254,472	30.8
Total interest	2,530,189	34.6
Loss before provision for income taxes	(1,666,062)	(22.8)
Provision for income taxes	2,250	0.0
Net loss	$(1,668,312)	(22.8)%

The accompanying notes are an integral part of these consolidated financial statements.

Galaxy Brands LLC and Subsidiary

Consolidated Statement of Members’ Equity
For the Year Ended December 31, 2012

Balance – beginning	$23,049,428
Net loss	(1,668,312)
Balance – ending	$21,381,116

The accompanying notes are an integral part of these consolidated financial statements.

Galaxy Brands LLC and Subsidiary

Consolidated Statement of Cash Flows
For the Year Ended December 31, 2012

Cash flows from operating activities
Net loss	$(1,668,312)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Decrease in accounts receivable	1,020,474
Decrease in inventory	4,970,133
Decrease in prepaid expenses	90,044
Decrease in accounts payable	(3,139,719)
Increase in due to member	445,373
Decrease in accrued expenses and other current liabilities	(1,871,654)
Total adjustments	1,514,651
Net cash used in operating activities	(153,661)
Cash flows from financing activities
Proceeds of loan payable – bank	15,000,000
Repayment of notes payable – members	(5,000,000)
Repayment of note payable – other	(10,000,000)
Net cash provided by financing activities	—
Net decrease in cash	(153,661)
Cash – beginning	909,971
Cash – ending	$756,310
Supplemental disclosures of cash flow information:
Cash paid for interest	$2,622,085

The accompanying notes are an integral part of these consolidated financial statements.

Galaxy Brands LLC and Subsidiary

Notes to Consolidated Financial Statements
December 31, 2012

Note 1 — Nature of Business and Summary of Significant Accounting Policies

Nature of Business

Galaxy Brands LLC (formerly known as Galaxy International LLC) was organized as a limited liability company in Delaware on August 18, 2011 and commenced operations on October 24, 2011 and acquired 100% of the common stock of The Basketball Marketing Company, Inc. (“BMI”), which marketed fashionable athletic apparel. The total purchase price amounted to $55,350,000 and was paid at closing with members’ contributions and proceeds from the issuance of notes payable — members and other. BMI is the owner of the trademarks that licenses the brand “AND 1” to Galaxy Brands LLC, which in turn licenses the trademarks to licensees.

Principles of Consolidation

The consolidated financial statements include the accounts of Galaxy Brands LLC and its wholly-owned subsidiary, The Basketball Marketing Company Inc. (Collectively the “Company”). All significant intercompany balances and transactions have been eliminated in consolidation.

Accounts Receivable

The Company uses the allowance method of valuing doubtful accounts receivable which is based on historical experience, coupled with a review of the current status of existing receivables. Management believes that all accounts receivable at December 31, 2012 are fully collectible. Accordingly, no allowance for doubtful accounts exists at December 31, 2012.

Inventory

Inventory is stated at the lower of cost (first-in, first-out method) or market.

Intangible Asset

The cost of the trademark acquired has been recorded as an intangible asset, which has been deemed to have an indefinite useful life because it is expected to contribute to cash flows indefinitely. Accordingly, in management’s opinion, the trademark is an asset of continuing utility, with no periodic amortization required. Intangible assets are reviewed annually for impairment or when events and circumstances indicate their carrying amount may not be recoverable.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue upon shipment of its products to customers. Royalty income is recognized from licensees upon shipment by the licensees of its merchandise.

Advertising

Advertising costs are charged to operations as incurred. Total advertising expense charged to operations amounted to $452,653 for the year ended December 31, 2012 and is reported as a component of operating expenses in the accompanying consolidated statement of operations.

Shipping and Handling Costs

Shipping and handling costs for delivering merchandise to customers are expensed as incurred. Total shipping and handling costs for the year ended December 31, 2012 amounted to $718,369 and is reported as a component of operating expenses in the accompanying consolidated statement of operations.

Galaxy Brands LLC and Subsidiary

Notes to Consolidated Financial Statements
December 31, 2012

Note 1 — Nature of Business and Summary of Significant Accounting Policies  – (continued)

Income Taxes

Galaxy Brands LLC elected to be treated as a Partnership under the Internal Revenue Code, and accordingly, its income or loss is taxable directly to its members. The Basketball Marketing Company Inc. is a “C” Corporation under the Internal Revenue Code and California and New York State Franchise Tax Code.

It is the Company’s policy to expense when paid any interest and penalties associated with its income tax obligations. During the year ended December 31, 2012, the Company paid no penalties and interest.

The statute of limitations for the examination of the Company’s income tax returns by the Internal Revenue Service, States of New York and California and City of New York is generally three and four years, respectively from the filing date of the tax return. At December 31, 2012, the years ended December 31, 2009 through 2012 were open under the statutes.

Subsequent Events

Management has evaluated subsequent events through July 2, 2013, the date the consolidated financial statements were available to be issued.

Note 2 — Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consist of the following:

Interest	$278,789
Advertising and promotion	100,000
Deferred revenue	80,556
Income taxes	17,100
Professional fees	16,154
Other	1,901
$494,500

Note 3 — Loan Payable — Bank

The Company entered into a $22,000,000 credit facility with two banks maturing on December 31, 2016. As of December 31, 2012, the Company has borrowed $15,000,000 on this facility. The bank obligations bear interest at the prime lending rate, 3.25% at December 31, 2012 or LIBOR, 0.21% at December 31, 2012 plus 3% per annum, and are payable in quarterly principal installments of $500,000 with a final payment due on December 31, 2016. The loans provide for a guaranty by the members of Galaxy Brands LLC and are collateralized by all of the assets of the Company as well as adherence to certain financial covenants.

Future principal annual maturities of the loan for each of the next four years and in the aggregate are as follows:

Year Ending December 31,	Amount
2013	$2,000,000
2014	2,000,000
2015	2,000,000
2016	9,000,000
$15,000,000

Galaxy Brands LLC and Subsidiary

Notes to Consolidated Financial Statements
December 31, 2012

Note 4 — Notes Payable — Members

In connection with the stock purchase of The Basketball Marketing Company, Inc., Galaxy Brands LLC is obligated on notes for $15,000,000 that bear interest at the rate of 9% per annum and are due and payable on June 8, 2013. The notes are subordinated to the bank (see Note 3). Interest expense for the year ended December 31, 2012 amounted to $1,712,593 and is included as a component of interest expense in the accompanying consolidated statement of operations. The amounts due to members for accrued interest at December 31, 2012 amounted to $237,498 and is included in accrued expenses and other current liabilities in the accompanying consolidated balance sheet.

Note 5 — Related Party Transactions

Galaxy Brands LLC entered into license agreements with affiliated companies related through common ownership interests. Total royalty and advertising income earned for the year ended December 31, 2012 amounted $5,996,872 and is included in the accompanying consolidated statement of operations. The amount due from the affiliates as of December 31, 2012 amounted to $3,338,178 and is included in the accompanying consolidated balance sheet in accounts receivable.

During 2012, a member and an affiliated company provided office space, warehousing and administrative support to the Company. Total charges for the year ended December 31, 2012 amounted to $471,176 and is included in the accompanying consolidated statement of operations.

Note 6 — License Agreements

Galaxy Brands LLC is a licensor under various license agreements expiring through March 31, 2016. The agreements, which include those with related parties, entitle Galaxy Brands LLC to receive minimum amounts for royalties and advertising for future years as follows:

Year Ending December 31,	Other	Related Party	Total
2013	403,400	11,146,790	11,550,190
2014	773,700	12,482,980	13,256,680
2015	890,200	14,723,320	15,613,520
2016	560,000	14,723,320	15,283,320
	$2,627,300	$53,076,410	$55,703,710

SUPPLEMENTARY INFORMATION

Galaxy Brands LLC and Subsidiary

Consolidating Balance Sheet
December 31, 2012

ASSETS	Galaxy Brands LLC	The Basket ball Marketing Company, Inc.	Eliminations	Consolidated
Current assets
Cash	$656,783	$99,527	$—	$756,310
Accounts receivable, net	3,372,689	264,389	—	3,637,078
Inventory	—	94,746	—	94,746
Due from parent	—	5,850,786	(5,850,786)	—
Total current assets	4,029,472	6,309,448	(5,850,786)	4,488,134
Investment in subsidiary	53,696,930	—	(53,696,930)	—
Intangible asset	—	—	47,832,855	47,832,855
	$57,726,402	$6,309,448	$(11,714,861)	$52,320,989

LIABILITIES AND SHAREHOLDER’S AND MEMBERS’ EQUITY

Current liabilities
Loan payable – bank – current maturities	$2,000,000	$—	$—	$2,000,000
Notes payable – members	15.000,000	—	—	15,000,000
Due to subsidiary	5,850,786	—	(5,850,786)	—
Due to member	—	445,373	—	445,373
Accrued expenses and other current liabilities	494,500	—	—	494,500
Total current liabilities	23,345,286	445,373	(5,850,786)	17,939,873
Loan payable – bank	13,000,000	—	—	13,000,000
Shareholder’s and members’ equity
Common stock, $0.001 par value, authorized – 1,000 shares, issued and outstanding – 1,000 shares	—	1	(1)	—
Retained earnings	—	5,864,074	(5,864,074)	—
Members’ equity	21,381,116	—	—	21,381,116
	$57,726,402	$6,309,448	$(11,714,861)	$52,320,989

See independent auditor’s report.

Galaxy Brands LLC and Subsidiary

Consolidating Statement of Operations
For the Year Ended December 31, 2012

	Galaxy Brands LLC	The Basketball Marketing Company, Inc.	Eliminations	Consolidated
Sales	$—	$7,376,693	$—	$7,376,693
Less: returns, discounts and allowances	—	67,409	_	67,409
Net sales	—	7,309,284	—	7,309,284
Cost of goods sold	—	7,579,809	—	7,579,809
Gross loss	—	(270,525)	—	(270,525)
Royalty and advertising income	6,424,539	—	—	6,424,539
Income before operating expenses	6,424,539	(270,525)	—	6,154,014
Operating expenses
Selling, general and administrative	4,072,977	1,216,910	—	5,289,887
Operating income (loss) before other expenses	2,351,562	(1,487,435)	—	864,127
Other expenses
Interest – bank	275,717	—	_	275,717
Interest – members and others	2,254,472	_	_	2,254,472
Loss on investment in subsidiary	1,487,585	—	(1,487,585)	—
Total other expenses	4,017,774	—	(1,487,585)	2,530,189
Loss before provisions for income taxes	(1,666,212)	(1,487,435)	(1,487,585)	(1,666,062)
Provision for income taxes	2,100	150	—	2,250
Net loss	$(1,668,312)	$(1,487,585)	$1,487,585	$(1,668,312)

See independent auditor’s report.

Galaxy Brands LLC and Subsidiary

Consolidating Schedule of Operating Expenses
For the Year Ended December 31, 2012

	Galaxy Brands LLC	The Basketball Marketing Company, Inc.	Eliminations	Consolidated
Advertising and promotion	$905,078	$156,275	$—	$1,061,353
Legal fees	358,863	—	—	358,863
Warehousing costs	—	718,369	—	718,369
Payroll and fringes	399,890	—	—	399,890
Administrative services fees	156,000	315,176	—	471,176
Brokers commission	20,000	—	—	20,000
License buyout	346,000	—	—	346,000
Travel	76,992	—	—	76,992
Commissions	49,041	—	—	49,041
Accounting fees	69,055	14,516	—	83,571
Bank charges	168,484	—	—	168,484
Miscellaneous	86,074	12,574	—	98,648
	2,635,477	1,216,910	—	3,852,387
Member’s guaranteed payments	1,437,500	—	—	1,437,500
Total Operating Expenses	$4,072,977	$1,216,910	$—	$5,289,887

See independent auditor’s report.